STOCK ASSIGNMENT

           FOR VALUE RECEIVED, First Look Studios, Inc. hereby assigns and transfers unto First Look Artists,, Inc. 100% of the issued and outstanding shares of stock of First Look Entertainment (evidenced by Certificate number ____________) and does hereby irrevocably authorize First Look Entertainment to transfer said stock to first Look Artists, Inc. on its books with full power of substitution.

           Dated  3-14-06

FIRST LOOK STUDIOS, INC. By: __________________ Print Name: ____________________ Title: __________________________